UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2024

BUKIT JALIL GLOBAL ACQUISITION 1 LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41729	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

31-1 Taman Miharja Phase 3B, Jalan 3/93, 2 ½ Miles, Cheras

Kuala Lumpur, Malaysia 55200

 (Address of principal executive offices)

+603-91339688

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, one-half of one redeemable Warrant to acquire one Ordinary Share, and one Right to acquire one-tenth of one Ordinary Share	BUJAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	BUJA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	BUJAW	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one Ordinary Share	BUJAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 7, 2024, Bukit Jalil Global Acquisition 1 Ltd. (“BUJA” or the “Company”) filed a definitive proxy statement (the “Proxy Statement”) for the solicitation of proxies in connection with an extraordinary general meeting of BUJA’s shareholders (the “Extraordinary Meeting”) to be held at 9:00 p.m. Eastern Time, on June 24, 2024 in connection with the extension of the date by which BUJA has to consummate a business combination. On June 21, 2024, BUJA issued a press release announcing, among other things, (i) the postponement of the Extraordinary Meeting (the “Postponement”) to June 28, 2024, at 9:00 p.m. Eastern Time (the “Rescheduled Meeting Time”), in order to allow additional time for the Company to engage with its shareholders, and (ii) the resulting extension of the deadline for delivery of redemption requests from the Company’s shareholders in connection with the MAA Amendment Proposal , the Trust Amendment Proposal and the NTA Requirement Amendment Proposal to prior to the Rescheduled Meeting Time. Capitalized terms used but not defined in this Current Report on Form 8-K shall have the meanings set forth in the Proxy Statement.

On June 24, 2024, the Company issued a press release (the “Press Release”) announcing, among other things, an arrangement of Monthly Extension Fee (as defined below) in connection with the MAA Amendment Proposal and the Trust Amendment Proposal (collectively, the “Extensions Proposals”), to (1) allow the Company to extend the date by which the Company has to consummate a business combination to June 30, 2025, by depositing the Monthly Extension Fee to the Company’s trust account (the “Trust Account”), and (2) cancel the previously proposed Dividend Shares arrangement. To effectuate each Monthly Extension, Bukit Jalil Global Investment Ltd. (the “Sponsor”) and/or its designee will deposit the lesser of (i) $70,000 for all remaining public shares and (ii) $0.035 for each remaining public share into the Trust Account (the “Monthly Extension Fee”). The first Monthly Extension Fee after the approval of the Extensions Proposals must be made by June 30, 2024, while the subsequent Monthly Extension Fee must be deposited into the Trust Account by 30th of each succeeding month until June 30, 2025.

Accordingly, the Company has determined to amend and supplement the Proxy Statement as described in this Current Report on Form 8-K (the “Proxy Supplement”).

There is no change to the location, the record date, or any of the other proposals to be acted upon at the Extraordinary Meeting.

A copy of the Press Release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

AMENDMENT AND SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s Proxy Statement, filed with the Securities and Exchange Commission (the “SEC”) on June 7, 2024, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All other information in the Proxy Statement remains unchanged.

As provided in the Proxy Statement, the Company is seeking shareholder approval of, among other things, the Extensions Proposals. The purpose of the supplemental disclosures is to provide information about the Monthly Extension Fee arrangement.

Terms used herein, unless otherwise defined, have the meanings set forth in the Proxy Statement.

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Amendment to Trust Amendment Proposal.

On June 24, 2024, the Company issued the Press Release, announcing, among other things, an arrangement of Monthly Extension Fee in connection with the Extensions Proposals, to (1) allow the Company to extend the date by which the Company has to consummate a business combination to June 30, 2025, by depositing the Monthly Extension Fee to the Trust Account, and (2) cancel the previously proposed Dividend Shares arrangement. To effectuate each Monthly Extension, the Sponsor and/or its designee will deposit the lesser of (i) $70,000 for all remaining public shares and (ii) $0.035 for each remaining public share into the Trust Account. The first Monthly Extension Fee after the approval of the Extensions Proposals must be made by June 30, 2024, while the subsequent Monthly Extension Fee must be deposited into the Trust Account by the 30th of each succeeding month until up to June 30, 2024.

The disclosure “If the shareholders approve the MAA Amendment Proposal and the Trust Amendment Proposal, the Company will have until June 30, 2025 to consummate an initial business combination without the deposit of any amounts to the Company’s trust account.” in the Proxy Statement (including, without limitation, the notice of the Extraordinary Meeting included therein) is hereby amended and restated to read as the follows:

•

If the shareholders approve the MAA Amendment Proposal and the Trust Amendment Proposal, the Company will have up until June 30, 2025 to consummate an initial business combination, by depositing the Monthly Extension Fee (as defined below) to the Company’s trust account (the “Trust Account”). Each Monthly Extension Fee payment will allow the Company to extend the date by which the Company has to consummate a business combination by one month (the “Monthly Extension”). To effectuate each Monthly Extension, the Sponsor and/or its designee will deposit the lesser of (i) $70,000 for all remaining public shares and (ii) $0.035 for each remaining public share into the Trust Account (the “Monthly Extension Fee”). The first Monthly Extension Fee after the approval of the MAA Amendment Proposal and the Trust Amendment Proposal must be made by June 30, 2024, while the subsequent Monthly Extension Fee must be deposited into the Trust Account by the 30th of each succeeding month until June 30, 2025. The Company may elect for the Monthly Extensions for up to twelve times, up to June 30, 2025, by depositing the Monthly Extension Fee to the Trust Account.

The following disclosure in the Proxy Statement (including, without limitation, the notice of the Extraordinary Meeting included therein) is hereby removed in its entirety throughout the Proxy Statement:

•

For the Company’s public shares that are not redeemed by the Company’s shareholders in connection with the Extension Proposals (collectively, the “Remaining Shares”, each, a “Remaining Share”), the Company will issue, as dividend shares, to the holders of the Remaining Shares (as a group) as of 9:00 p.m. Eastern Time of the date of the Extraordinary Meeting, an aggregate of approximately 510,000 ordinary shares of the Company (collectively, the “Dividend Shares,” each, a “Dividend Share”) upon the closing of the Company’s business combination. Each holder of the Remaining Shares is entitled to receive a pro rata portion of the Dividend Shares. No fractional shares will be issued, and any fractional share will be rounded up to the nearest whole share. Such arrangement is referred to as the “Dividend Shares Issuances.”

•

In connection with the Dividend Shares Issuances, 400,000 founders shares and 100,000 private units held by the sponsor of the Company, Bukit Jalil Global Investment Ltd., a Cayman Islands company (the “Sponsor”), will be surrendered for no consideration immediately prior to the closing of the Company’s business combination.

•	The phrase “without the deposit of any amounts to the Trust Account” and “without the deposit of any amounts to the Trust Account for such extension.”

•

If the Extension Proposals and the NTA Requirement Amendment Proposal are approved by the requisite vote of shareholders, public shareholders that do not make the Redemption Election, or that make the Redemption Election but make a redemption withdrawal, subject to the Board’s determination to permit such withdrawal, would be entitled to receive a pro rata portion of the Dividend Shares upon the closing of the Company’s business combination. As of the Record Date, the Company had 5,750,000 public shares issued and outstanding. For illustration, if there is (i) no redemption of the public shares, each Remaining Share will entitle its holder to receive 0.09 Dividend Shares, (ii) a 50% redemption of the public shares, each Remaining Share will entitle its holder to receive 0.18 Dividend Shares, and (iii) a 75% redemption of the public shares, each Remaining Share will entitle its holder to receive 0.35 Dividend Shares.

•

The fact that (i) for the Company’s public shares that are not redeemed by the Company’s shareholders in connection with the Extension Proposals, the Company will issue, as dividend shares, to the holders of the Remaining Shares (as a group) as of 9:00 p.m. Eastern Time of the date of the Extraordinary Meeting, an aggregate of approximately 510,000 ordinary shares of the Company upon the closing of the Company’s business combination. Each holder of the Remaining Shares is entitled to receive a pro rata portion of the Dividend Shares. No fractional shares will be issued, and any fractional share will be rounded up to the nearest whole share, and (ii) in connection with the Dividend Shares Issuances, 400,000 founders shares and 100,000 private units held by the Sponsor will be surrendered for no consideration immediately prior to the closing of the Company’s business combination.

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The answer to the question “What amount will public shareholders receive upon consummation of a subsequent business combination or liquidation if the Extension Proposals or the NTA Requirement Amendment Proposal are approved?” in the section titled “Questions And Answers About The Extraordinary Meeting” of the Proxy Statement is hereby replaced in its entirety with the following:

•

If the Extension Proposals or the NTA Requirement Amendment Proposal are approved, based on the balance of the Trust Account as of the Record Date, assuming the Company is going to consummate a business combination or liquidate if not able to complete a business combination within the prescribed timeline, it is estimated that public shareholders will receive approximately $10.61 per public share, based on the estimated amount in the Trust Account of approximately $61.1 million, without giving effect to any redemptions of public shareholders in connection with this Extraordinary Meeting or any in the further as applicable and the interest earned on the funds held in the Trust Account and the amount that may be released to us to pay the Company’s taxes (less up to $100,000 of interest to pay dissolution expenses).

The answer to the question “If the Extension Proposals are approved, what happens next?” in the section titled “Questions And Answers About The Extraordinary Meeting” of the Proxy Statement is hereby replaced in its entirety with the following:

•

If the Extension Proposals are approved, the Company will have up until June 30, 2025 to consummate its initial business combination, and the Company may, but are not obligated to, extend the period of time to consummate a business combination twelve times from June 30, 2024 by an additional one-month each time, by depositing into the Trust Account the Monthly Extension Fee in the amount of the lesser of (i) $70,000 for all remaining public shares and (ii) $0.035 for each remaining public share for each Monthly Extension. In connection with the MAA Amendment Proposal, each public shareholder may have Redemption Election, regardless of how such public shareholder votes on the Extension Proposals or whether such public shareholder votes at all. The removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed public shares in the Redemption Election will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Insiders and its affiliates. However, assuming the NTA Requirement Amendment Proposal is not approved, pursuant to the Current MAA, the Company will not implement the Extension Proposals if the Company will not have at least $5,000,001 of net tangible assets upon its implementation of the Extension Proposals, after taking into account the Redemption Election.

The disclosure “The Company is proposing to amend its Current MAA to allow the Company to extend the date by which the Company has to consummate a business combination to June 30, 2025, without the deposit of any amounts to the Trust Account for such extension, and the holders of the Remaining Shares are entitled to receive the Dividend Shares as provided herein.” in the section titled “PROPOSAL NO. 1 — THE MAA AMENDMENT PROPOSAL” of the Proxy Statement is hereby replaced in its entirety with the following:

•	The Company is proposing to amend its Current MAA to allow the Company to extend the date by which the Company has to consummate a business combination to June 30, 2025, by depositing the Monthly Extension Fee to the Trust Account for such extension.

The disclosure “The Company will have until June 30, 2025 to consummate its initial business combination without the deposit of any amounts to the Trust Account, and the holders of the Remaining Shares are entitled to receive the Dividend Shares as provided herein.” in the section titled “PROPOSAL NO. 1 — THE MAA AMENDMENT PROPOSAL” of the Proxy Statement is hereby replaced in its entirety with the following:

•	The Company will have until June 30, 2025 to consummate its initial business combination, by depositing the Monthly Extension Fee to the Trust Account for such extension.

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Annex A to the Proxy Statement is hereby amended and restated to read as the follows:

Special Resolution of the Shareholders of the Company - MAA Amendment Proposal

It is resolved as a special resolution that the amended and restated memorandum and articles of association of Bukit Jalil Global Acquisition 1 Ltd. be amended by:

(i) deleting Article 48.7 in its entirety and replacing it with the following:

“48.7 Notwithstanding any other provision of the Articles and the prospectus relating to the IPO, the Company shall consummate a Business Combination by June 30, 2024, provided however that if the board of Directors anticipates that the Company may not be able to consummate a Business Combination by June 30, 2024, the Company may, without the need for any further approval of the Members, extend the period of time to consummate a Business Combination up to twelve times, each by an additional one month (for a total of up to twelve months until June 30, 2025) to complete a Business Combination, subject to the Sponsor or its designees depositing additional funds into the Trust Account for each one month period in accordance with terms as set out in the trust agreement governing the Trust Account and referred to in the prospectus relating to the IPO. In the event that the Company does not consummate a Business Combination by June 30, 2024, or (in the case of up to twelve valid extensions of an additional one month) June 30, 2025, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)

as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and

(c)

as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining shareholders and the Board, liquidate and dissolve subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(ii) amending Article 48.8(a) by deleting the words:

“(a) to modify the substance or timing of the Company's obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination within 12 months from the consummation of the IPO (or up to 18 months if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles; or”

and replacing them with the words:

“(a) to modify the substance or timing of the Company's obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination within 12 months from the consummation of the IPO (or up to 24 months if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles; or”

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Annex B to the Proxy Statement is hereby amended and restated to read as the follows:

TRUST AMENDMENT

 [__], 2024

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [__], 2024, by and between Bukit Jalil Global Acquisition 1 Ltd., a Cayman Islands company (the “Company”), and Continental Stock Transfer & Trust Company (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated June 27, 2023, by and between the parties hereto (as the same may be amended, restated or supplemented, the “Trust Agreement”).

WHEREAS, Section 1(k) of the Trust Agreement provides that the Trustee shall commence liquidation of the Trust Account and distribute the Property in the Trust Account after receipt of, and only in accordance with, a Termination Letter; or in the event that a Termination Letter has not been received by the Trustee by June 30, 2024 or, in the event that the Company extended the time to complete the Business Combination for two times, each for a three-month extension for a total of up to six months to December 30, 2024 but has not completed the Business Combination within the applicable monthly anniversary of the effective date of the prospectus;

WHEREAS, Section 7(c) of the Trust Agreement provides that Section 1(k) of the Trust Agreement may only be changed, amended or modified by the affirmative vote of a majority of the then outstanding Ordinary Shares, provided that all Public Shareholders must be given the right to receive a pro-rata portion of the trust account (no less than $10.15 per share plus the amount per share deposited in the Trust Account pursuant to any Extension Letter) in connection with any such amendment);

WHEREAS, the Company further obtained the approval of the holders of the affirmative vote of at least a majority of the then outstanding Ordinary Shares;

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendments to Trust Agreement.

(a) The third recital to the Trust Agreement is hereby amended and restated as follows:

WHEREAS, on June 28, 2024, the Company’s shareholders approved an amendment to the extension of the deadline to consummate an initial Business Combination to allow that, if the Company is not able to complete its initial Business Combination by June 30, 2024, the Company may extend the period for up to twelve times, each by an additional one-month extension, for a total of up to twelve months to June 30, 2025, by depositing into the Trust Account (as defined below) $[__], no later than the 30th day of each subsequent months (each, an “Applicable Deadline”), as applicable for each one-month extension (each, an “Extension”), in exchange for which they will receive promissory notes; and

(b) Section 1(k) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(k) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by A.G.P., and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the 12-month anniversary of the closing of the IPO (“Closing”) or, in the event that the Company extended the time to complete the Business Combination for up to 24-month from the closing of the IPO but has not completed the Business Combination within the applicable quarterly anniversary of the closing of the IPO (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date.

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2.	Miscellaneous Provisions.

2.1.

Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2.

Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3.	Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4.	Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5.	Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6.

Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

BUKIT JALIL GLOBAL ACQUISITION 1 LTD.

By:
Name:	Seck Chyn “Neil” Foo
Title:	Director and Chief Executive Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

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Forward-Looking Statements

This Current Report on Form 8-K includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including statements regarding the Extraordinary Meeting and the extension of the deadline to deliver a redemption request, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in BUJA’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2024 (the “Form 10-K”), BUJA final prospectus dated June 27, 2023 filed with the SEC related to its initial public offering, BUJA’s Proxy Statement dated June 7, 2024 filed with the SEC and the amendments thereto, and in other documents filed by BUJA with the SEC from time to time.

All forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

Additional Information about the Transaction and Where to Find It

In connection with the Extraordinary Meeting, the Company filed with the SEC the Proxy Statement. The Proxy Statement contains information about the proposals to be approved at the Extraordinary Meeting.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS TO BE APPROVED AT THE EXTRAORDINARY MEETING. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov.

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Participants in the Solicitation

BUJA and its respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from BUJA’s shareholders with respect to the proposals to be approved at the Extraordinary Meeting. Information regarding BUJA’s directors and executive officers is available in BUJA’s filings with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation relating to the proposals to be approved at the Extraordinary Meeting and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement when it becomes available.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 24, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bukit Jalil Global Acquisition 1 Ltd.

Date: June 24, 2024	By:	/s/ Seck Chyn “Neil” Foo
	Name:	Seck Chyn “Neil” Foo
	Title:	Director and Chief Executive Officer

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